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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: September 14, 2000
                        (Date of earliest event reported)

                          MALAN REALTY INVESTORS, INC.
    (Exact Name of Registrant as Specified in its Articles of Incorporation)

                           Michigan                                         1-13092                            38-1841410
(State or Other Jurisdiction of Incorporation or Organization)      (Commission File No.)       (I.R.S. Employer Identification No.)

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                         30200 Telegraph Road, Suite 105
                       Bingham Farms, Michigan 48025-4503
                    (Address of Principal Executive Offices)

                                 (248) 644-7110
              (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS.

         On September 14, 2000, Malan Realty Investors, Inc. amended its Rights Agreement dated as of January 15, 1999 (the "Rights Agreement"), between the company and The Bank of New York as Rights Agent. The amendment to the Rights Agreement caused the Rights to expire on September 15, 2000 and terminated the Rights Agreement. Capitalized terms used in this Form 8-K that are not defined in this Form 8-K have the meanings ascribed to them in the Rights Agreement.

         On September 26, 2000, the company appointed Jeffrey Lewis as its new Chief Executive Officer.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

              99.1. Text of press release issued by the company dated September 14, 2000, announcing the company's amendment of the Rights Agreement.

              99.2. Amendment No. 1 to Rights Agreement dated September 14, 2000, between Malan Realty Investors, Inc. and The Bank of New York.

              99.3. Text of press release issued by the company dated September 28, 2000, announcing the appointment of Jeffrey Lewis as Chief Executive Officer.

SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 28, 2000                  Malan Realty Investors, Inc.



                                            By:  /s/ Michael K. Kaline
                                               ---------------------------------
                                                 Michael K. Kaline
                                            Its: President



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
------

                  99.1. Text of press release issued by the company dated September 14, 2000, announcing the company's amendment of the Rights Agreement.

                  99.2. Amendment No. 1 to Rights Agreement dated September 14, 2000, between Malan Realty Investors, Inc. and The Bank of New York.

                  99.3. Text of press release issued by the company dated September 28, 2000, announcing the appointment of Jeffrey Lewis and Chief Executive Officer.